SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K
                                 _______________


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 1, 2005
                        (Date of earliest event reported)



                      Commission file number:    000-25496

                            HYPERDYNAMICS CORPORATION
                 (Name of small business issuer in its charter)

           DELAWARE                                       87-0400335
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)


                           9700 Bissonnet, Suite 1700
                              Houston, Texas 77036
          (Address of principal executive offices, including zip code)

                                 (713) 353-9400
              (Registrant's telephone number, including area code)

                                 _______________

--------------------------------------------------------------------------------

ITEM 5.02.    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS

     Effective June 1, 2005, the Board of Directors of Hyperdynamics Corporation (the "Company") accepted the resignation of Robert Hill. Mr. Hill's resignation from his positions with us was based solely upon personal reasons and is not the result of any dispute or disagreement with the Company. We have included a copy of Mr. Hill's resignation letter as Exhibit 17 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     Exhibit 17.1     Resignation letter of Robert Hill


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HYPERDYNAMICS CORPORATION

Date:  June 6, 2005                              By: /s/ Kent Watts
                                                 -------------------------------
                                                 Kent Watts, President, CEO, and
                                                 Chief Financial Officer


--------------------------------------------------------------------------------